UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2020

EATON VANCE CORP.

(Exact name of registrant as specified in its charter)

Maryland	1-8100	04-2718215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two International Place, Boston, Massachusetts	02110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 482-8260

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Non-Voting Common Stock, $0.00390625 par value	EV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

INFORMATION INCLUDED IN THE REPORT

Item 7.01	Regulation FD Disclosure

In the first quarter of its fiscal 2020, Eaton Vance Corp. (the “Company”) made changes to the Company’s reporting of assets under management, net flows and average annualized management fee rates by investment mandate and the reporting of assets under management by investment affiliate. Tables presenting for periods prior to fiscal 2020 the Company’s (i) consolidated ending assets under management and net flows by investment mandate, (ii) consolidated ending assets under management by investment affiliate, (iii) average annualized management fee rates by investment mandate and (iv) consolidated average assets under management by investment mandate, each as adjusted to reflect the revised reporting classifications, are furnished herewith as Exhibit 99.1. Details of the classification changes are further described below and in Exhibit 99.1.

The reclassifications do not affect the Company’s total consolidated ending assets under management, net flows, average annualized management fee rates or consolidated average assets under management for any period.

The Company revised its investment mandate reporting categories to classify benchmark-based fixed income separate accounts (formerly classified as fixed income) to the new Parametric custom portfolios reporting category (formerly “portfolio implementation”). In addition, the Company changed the name of the former “exposure management” mandate reporting category to Parametric overlay services. Prior-period assets under management, net flows and average annualized management fee rates included in Attachments 1, 2, 4, 5, 6 and 7 in Exhibit 99.1 have been revised to reflect the reclassification of benchmark-based fixed income separate accounts from fixed income to Parametric custom portfolios.

The Company also revised its reporting of assets under management by investment affiliate to reflect the shift in management responsibilities for the Company’s systematically managed investment-grade fixed income strategies from Eaton Vance Management to Parametric and the adoption of a new policy to report the managed assets of investment portfolios overseen by multiple Eaton Vance affiliates based on the strategy’s primary identity. Prior-period consolidated assets under management by investment affiliate included in Attachment 3 in Exhibit 99.1 have been revised to reflect this shift in management responsibilities and change in policy.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.       Document

99.1                 Comparative Assets under Management and Effective Fee Rate Tables

104                  Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EATON VANCE CORP.

(Registrant)

Date: March 6, 2020                                        /s/ Laurie G. Hylton

Laurie G. Hylton, Chief Financial Officer